UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2025

EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

959 Route 46 East, Suite 210, Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 428-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MSN	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Emerson Radio Corp. (the “Company”) held its annual meeting of stockholders for the fiscal year ended March 31, 2024 (the “Annual Meeting”) on March 20, 2025, at 9:30 a.m., Eastern Daylight Time. At the Annual Meeting, 18,309,601 shares of the Company’s common stock were represented either in person or by proxy, which is equal to approximately 87% of the Company’s outstanding common stock as of the February 7, 2025, record date.

The following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2025, were before the meeting, and they received the following votes:

Proposal 1: Election of Directors — All director nominees were elected to hold office until the next annual meeting of stockholders or until their successor is elected and qualified.

The final number of votes for, withheld and all shares as to which brokers indicated that they did not have authority to vote with respect to each director nominee were as follows:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
Christopher Ho	15,548,773	1,183,345	1,577,483
Michael Binney	15,544,979	1,187,139	1,577,483
Kareem E. Sethi	16,232,593	499,525	1,577,483
Kin Yuen	16,256,283	475,835	1,577,483

Proposal 2: Ratification of the Appointment of Grassi & Co., CPAs, P.C., as the independent registered public accountants of the Company for the fiscal year ending March 31, 2025 — The stockholders ratified the selection of Grassi & Co., CPAs, P.C. as the independent registered public accounting firm of the Company for its fiscal year ending March 31, 2025.

The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,217,740	77,262	14,599	0

Proposal 3: Advisory Vote on Executive Compensation — The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2024.

The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,243,567	432,649	55,902	1,577,483

Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation — The stockholders approved, on an advisory, non-binding basis, the frequency of soliciting a non-binding advisory vote on the compensation of the Company’s named executive officers.

The final number of votes cast for, against or abstaining and broker non-votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,064,278	290,346	15,361,862	15,632	1,577,483

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Christopher Ho
Name: Christopher Ho
Title: Chief Executive Officer

Dated: March 25, 2025